UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014 (March 3, 2014)

Investors Capital Holdings, Ltd.
(Exact name of Registrant as specified in its charter)

Delaware	333-43664	04-3284631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Kimball Lane, Suite 150
Lynnfield, MA 01940
(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 949-1422

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

On February 28, 2014, Investors Capital Holdings, Ltd., a Delaware corporation (the “Company”), RCS Capital Corporation., a Delaware corporation (“RCAP”), and Zoe Acquisition, LLC, a wholly-owned subsidiary of RCAP (“Merger Sub”), entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), amending that certain Agreement and Plan of Merger, dated as of October 27, 2013, among the Company, RCAP and Merger Sub (the “Merger Agreement”), pursuant to which Merger Sub was to merge with and into the Company, with the Company surviving the merger as a subsidiary of RCAP (the “Merger”).

The Amendment, among other things, provides for the following:

•	That the structure of the Merger will be changed such that the Company will merge with and into Merger Sub, with Merger Sub surviving the Merger and continuing as a subsidiary of RCAP;

•
For U.S. federal income tax purposes, the parties intend for the Merger to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code, and the Merger Agreement has been adopted as a “plan of reorganization” for the Merger for the purposes of Sections 354 and 361 of the Code.  The parties also agree to take certain actions required in connection therewith;

•
Amending the formula for calculating the amount of cash to be received by holders of shares of common stock of the Company in respect of fractional shares of RCAP Class A common stock in the Merger to be equal to the product of such fractional share multiplied by the volume weighted average trading price of a share of RCAP Class A common stock on the New York Stock Exchange for the five consecutive trading days immediately preceding the closing date of the Merger; and

•	Extending the date after which the parties may terminate the Merger Agreement (referred to as the “outside date”) until July 31, 2014.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, attached as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company on October 28, 2013, and the full text of the Amendment, attached as Exhibit 2.2 to this Current Report on Form 8-K, each of which is incorporated herein by this reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company and the respective affiliates.  RCAP plans to file with the SEC a Registration Statement on Form S-4 in connection with the proposed Merger and the registration with the SEC of the shares of RCAP Class A common stock to be issued in the Merger, and the Company plans to mail to its stockholders a proxy statement/prospectus in connection with the proposed transaction, which will be included in and form part of part of RCAP’s Registration Statement on Form S-4 (the “Proxy Statement/Prospectus”).  THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT RCAP, THE COMPANY, THE MERGER AND RELATED MATTERS.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED BY THE COMPANY AND RCAP WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER.  Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents relating to the proposed Merger filed with the SEC by the Company and RCAP through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and such other documents by phone, e-mail or written request by contacting the investor relations department of the Company or RCAP as follows:

The Company:

John Cataldo, CCO and Counsel
Investors Capital Corporation
jcataldo@investorscapital.com
Phone: (781) 477-4822

RCAP:

Brian D. Jones, CFO and Assistant Secretary
RCS Capital Corporation
bjones@rcscapital.com
Phone: (866) 904-2988

PARTICIPANTS IN THE SOLICITATION

The Company, RCAP and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from stockholders of the Company in respect of the proposed Merger.  Information regarding the Company’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and its definitive proxy statement dated July 11, 2013, which are filed with the SEC. Information regarding RCAP’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC  on February 28, 2014.  A more complete description regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger will be available in the Registration Statement and the Proxy Statement/Prospectus to be filed with the SEC.

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K (including information furnished, included or incorporated by reference herein) regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about RCAP or the Company’s management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks uncertainties and other factors.

All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements.  Risks, uncertainties and other factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the inability to obtain requisite self-regulatory approval of certain changes in control of the Company’s FINRA-regulated broker-dealer businesses; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, suppliers, employees, operating results and business generally; the inability to retain key personnel; unexpected costs or unexpected liabilities that may arise from the Merger, whether or not consummated; market volatility; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the Merger Agreement.  Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov.  The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of October 27, 2013, by and among RCS Capital Corporation, Zoe Acquisition, LLC and Investors Capital Holdings, Ltd, incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed October 28, 2013.

2.2	First Amendment to Agreement and Plan of Merger, dated as of February 28, 2014, by and among RCS Capital Corporation, Zoe Acquisition, LLC and Investors Capital Holdings, Ltd.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2014	Investors Capital Holdings, Ltd.

	By:	/s/ Timothy B. Murphy
		Name:	Timothy B. Murphy
		Title:	President and Chief Executive Officer